UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AIMEI HEALTH TECHNOLOGY CO., LTD

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AIMEI HEALTH TECHNOLOGY CO., LTD

10 East 53rd Street, Suite 3001

New York, NY 10022

+34 678 035200

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 23, 2024

TO THE SHAREHOLDERS OF AIMEI HEALTH TECHNOLOGY CO., LTD:

You are cordially invited to attend the extraordinary general meeting of shareholders of Aimei Health Technology Co., Ltd (“Aimei Health,” “Company,” “we,” “us” or “our”) to be held on December 23, 2024 in person in the offices of the Company’s counsel, Hunter Taubman Fischer & Li LLC, at 950 Third Avenue, 19th Floor, New York, NY 10022 and virtually at 11:00 a.m. Eastern Time (the “Extraordinary General Meeting”), or at such other time, on such other date and at such other place at which the meeting may be adjourned.

If you plan on attending the Extraordinary General Meeting in person please email xiejunheng@aimeihealth.com at least one day prior to the Extraordinary General Meeting. If you plan on attending the Extraordinary General Meeting online, you will be able to vote and submit your questions during the Extraordinary General Meeting by visiting https://www.virtualshareholdermeeting.com/AFJKU2024 shortly prior to the start of the meeting and entering the 16-digit control number found on the proxy card or voting instruction form. A person participating in the Extraordinary General Meeting in the virtual meeting format is deemed to be present in person at the meeting.

The purpose of the Extraordinary General Meeting will be to consider and vote on the following proposals:

1.	Proposal 1 – To approve an amendment to the Investment Management Trust Agreement dated December 1, 2023 (the “Trust Agreement”), entered into by and between Continental Stock Transfer & Trust Company, as trustee (the “Trustee”) and the Company governing the trust account established in connection with the Company’s initial public offering (“IPO”), to amend the amount of funds to be deposited by our sponsor, Aimei Investment Ltd (the “Sponsor”) into the Trust Account (as defined below) in connection with extending the timeframe within which the Company must consummate its initial business combination, from $0.033 per Public Share (as defined below) (for each monthly extension) to an amount equal to the lesser of (i) $50,000 for all outstanding Public Shares and (ii) $0.033 for each outstanding Public Share (for each monthly extension) (the “Trust Agreement Amendment Proposal” or “Proposal 1”); and

2.	Proposal 2 – To approve, by ordinary resolution, to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes for, or otherwise in connection with, the approval of Proposal 1(the “Adjournment Proposal” or “Proposal 2”).

Each of the Trust Agreement Amendment Proposal and the Adjournment Proposal (together the “Proposals”) is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

The Amended and Restated Articles of Association of the Company (the “Articles”) and the Trust Agreement provide that the Company has until 12 months from the closing of its IPO (“Combination Period”) to consummate its initial business combination (namely, until December 6, 2024). The Articles and the Trust Agreement also provide that if the board of directors (the “Board”) anticipates that we may not be able to consummate our initial business combination within the Combination Period, we may, by resolution of the Board if requested by our Sponsor, extend the Combination Period up to twelve (12) times each for an additional one month (each, a “Monthly Extension”) from December 6, 2024 (i.e., 12 months after the consummation of the IPO) up to December 6, 2025 (i.e., 24 months after the consummation of the IPO) subject to the Sponsor depositing additional funds into the trust account (the “Trust Account”) established pursuant to the Trust Agreement, in accordance with the terms set out in that agreement. The first monthly extension fee (namely, $0.033 per Public Share) will be deposited into the Trust Account (“Initial Contribution”) prior to December 6, 2024, in accordance with the current terms of the Trust Agreement, to extend the Combination Period by an additional month (i.e., from December 6, 2024 to January 6, 2025). If the Trust Agreement Amendment Proposal is approved by the shareholders, to effectuate each of the subsequent eleven (11) Monthly Extensions, the Sponsor will be required to deposit the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account, for each Monthly Extension (the “Amended Monthly Extension Fee”). Each subsequent Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, must be deposited into the Trust Account by the sixth of each succeeding month until November 6, 2025 (the Initial Contribution and each deposited Amended Monthly Extension Fee, together “Contributions”). The amount of the Contributions will not bear interest and will be repayable by us to our Sponsor upon consummation of an initial business combination.

The Company’s Board believes that the approval of Proposal 1 will provide the Sponsor with an incentive to fund the Amended Monthly Extension Fees required for each Monthly Extension that may be required for the Company to complete an initial business combination. Accordingly, the Board believes that Proposal 1 is necessary in order to be able to consummate an initial business combination within the Combination Period. Therefore, the Board has determined that it is in the best interests of the Company to give effect to the Contributions and recommends our shareholders approve and adopt Proposal 1. This is to incentivize our Sponsor to fund such Amended Monthly Extension Fees and provide such Monthly Extensions as may be required for us to complete an initial business combination by or before December 6, 2025 which will provide our shareholders with the opportunity to participate in an initial business combination. The funding by our Sponsor of one or more Monthly Extensions will be required in order for us to have the opportunity to complete the initial business combination disclosed in our current filings with the U.S. Securities and Exchange Commission (“SEC”).

The purpose of the Adjournment Proposal is to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

Holders (“Public Shareholders”) of Aimei Health’s ordinary shares (“Public Shares”) sold in our IPO may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Trust Agreement Amendment Proposal (the “Election”) regardless of how such Public Shareholders vote in regard to the Proposals, or whether they were holders of Aimei Health’s ordinary shares on the record date or acquired such shares after such date. Aimei Health believes that the redemption right provided for by way of this proxy statement protects Aimei Health’s Public Shareholders from having to maintain their investments for an unreasonably long period if Aimei Health fails to find a suitable acquisition in the Combination Period initially contemplated by its Articles and set forth in the Trust Agreement. If the Trust Agreement Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining Public Shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Extraordinary General Meeting (or December 19, 2024). You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The per-share pro rata portion of the Trust Account was approximately $[●] as of [●]. The closing price of Aimei Health’s shares on [●] was $[●]. Aimei Health cannot assure shareholders that they will be able to sell their shares of Aimei Health in the open market, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

The approval of the Trust Agreement Amendment Proposal requires the affirmative vote of the holders of at least 50% or more of the outstanding ordinary shares entitled to vote at the Extraordinary General Meeting, whether represented in person or by proxy.

The approval of the Adjournment Proposal requires a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The Board has fixed the close of business on November 8, 2024 as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Extraordinary General Meeting or at any adjournment thereof. Only holders of record of Aimei Health’s ordinary shares on that date are entitled to notice of and to have their votes counted at the Extraordinary General Meeting or any adjournments thereof.

After careful consideration of all relevant factors, the Board has determined that the Trust Agreement Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of Aimei Health and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” all the foregoing Proposals.

Enclosed is the proxy statement containing detailed information concerning the Proposals and Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the Extraordinary General Meeting.

Dated: [●], 2024

By Order of the Board,

/s/ Junheng Xie
Junheng Xie
Chief Executive Officer
Aimei Health Technology Co., Ltd

Your vote is important. Each shareholder who is entitled to attend and vote at the Extraordinary General Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and a proxyholder need not be a shareholder. Please sign, date, and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. Your proxy card must be received by the Company not less than 48 hours before the time for holding the Extraordinary General Meeting or any adjournment thereof. If you are a shareholder of record, you may also cast your vote in person or online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person or online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on December 23, 2024: This Notice of Extraordinary General Meeting and the accompanying proxy statement are available at https://www.proxyvote.com by entering your unique 16-digit control number found in your proxy materials.

How to Vote

●	By Internet: During the Extraordinary General Meeting, you may vote online at www.virtualshareholdermeeting.com/AFJKU2024.

●	By Mail: You may vote by completing and returning the enclosed proxy card.

●	In Person: All shareholders are cordially invited to attend the Extraordinary General Meeting.

This communication is not a form for voting and presents only an overview of the more complete proxy materials. The Company encourages you to review the complete proxy materials before voting. You will receive paper copies of all of our proxy materials by mail and can also access our proxy materials online at www.proxyvote.com. The paper copies of all of our proxy materials are first being distributed or made available, as the case may be, to our shareholders on or about [  ], 2024.

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 23, 2024

This proxy statement, along with the accompanying Notice of Extraordinary General Meeting of Shareholders, contains information about the Extraordinary General Meeting of the Company, including any adjournments of the Extraordinary General Meeting. We are holding the Extraordinary General Meeting in person at the offices of Hunter Taubman Fischer & Li LLC at 950 Third Avenue, 19th Floor, New York, NY 10022 and virtually online at www.virtualshareholdermeeting.com/AFJKU2024, on Monday, December 23, 2024, at 11:00 a.m., Eastern Time.

Capitalized terms used but not defined in this proxy statement have the meaning given to them in the accompanying Notice of Extraordinary General Meeting of Shareholders.

This proxy statement relates to the solicitation of proxies by the Board for use at the Extraordinary General Meeting.

This Notice of Extraordinary General Meeting and proxy statement are first being distributed or made available, as the case may be, to our shareholders on or about [  ], 2024.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Why am I receiving this proxy statement?	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Extraordinary General Meeting to be held in person at the offices of Hunter Taubman Fischer & Li LLC, at 950 Third Avenue, 19th Floor, New York, NY 10022 and virtually online at www.virtualshareholdermeeting.com/AFJKU2024, on December 23, 2024 at 11:00 a.m., Eastern Time, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Extraordinary General Meeting.

What is being voted on?	You are being asked to consider and vote on the following Proposals:

	●	a proposal to approve the amendment to the Trust Agreement entered into by and between Continental Stock Transfer & Trust Company and the Company governing the trust account established in connection with the Company’s IPO, to amend the amount of funds to be deposited by the Sponsor into the Trust Account in connection with extending the timeframe within which the Company must consummate its initial business combination, from $0.033 per Public Share (for each monthly extension) to an amount equal to the lesser of (i) $50,000 for all outstanding Public Shares and (ii) $0.033 for each outstanding Public Share (for each monthly extension);

	●	a proposal to approve to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes for, or otherwise in connection with, the approval of the foregoing proposal.

How does the Board recommend I vote?	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal.

Why is the Company proposing the Trust Agreement Amendment Proposal?	The Articles and the Trust Agreement provide that the Company has until 12 months from the closing of its IPO to consummate our initial business combination (i.e., until December 6, 2024). The Articles and the Trust Agreement also provide that if the Board anticipates that we may not be able to consummate our initial business combination within the Combination Period, we may, by resolution of the Board if requested by our Sponsor, extend the Combination Period up to twelve (12) times each for an additional one month from December 6, 2024 (i.e., 12 months after the consummation of the IPO) up to December 6, 2025 (i.e., 24 months after the consummation of the IPO), subject to the Sponsor depositing additional funds into the Trust Account established pursuant to the Trust Agreement, in accordance with the terms set out in that agreement. The Initial Contribution, namely, $0.033 per Public Share, will be deposited into the Trust Account prior to December 6, 2024, in accordance with the current terms of the Trust Agreement, to extend the Combination Period by an additional month (i.e., from December 6, 2024 to January 6, 2025). If the Trust Agreement Amendment Proposal is approved by the shareholders, to effectuate each of the subsequent eleven (11) Monthly Extensions, the Sponsor will be required to deposit the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account, for each Monthly Extension. Each subsequent Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, must be deposited into the Trust Account by the sixth of each succeeding month until November 6, 2025. The amount of the Contributions will not bear interest and will be repayable by us to our Sponsor upon consummation of an initial business combination.

Why should I vote for the Trust Agreement Amendment Proposal?	The Company’s Board believes that the approval of Proposal 1 will provide the Sponsor with an incentive to fund the Amended Monthly Extension Fees required for each Monthly Extension that may be required for the Company to complete an initial business combination. Accordingly, the Board believes that Proposal 1 is necessary in order to be able to consummate an initial business combination within the Combination Period. Therefore, the Board has determined that it is in the best interests of the Company to give effect to the Contributions and recommends our shareholders approve and adopt Proposal 1. This is to incentivize our Sponsor to fund such Amended Monthly Extension Fees and provide such Monthly Extensions as may be required for us to complete an initial business combination by or before December 6, 2025 which will provide our shareholders with the opportunity to participate in an initial business combination. The funding by our Sponsor of one or more Monthly Extensions will be required in order for us to have the opportunity to complete the initial business combination disclosed in our current filings with the SEC.

How do the Aimei Health insiders intend to vote their shares?

All of Aimei Health’s directors and officers, its Sponsor and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Trust Agreement Amendment Proposal and the Adjournment Proposal.

Aimei Health’s directors and officers, its Sponsor, and their respective affiliates have waived their redemption rights with respect to the Trust Agreement Amendment Proposal and accordingly are not entitled to redeem the founder shares which include 1,725,000 ordinary shares initially issued to Aimei Investment Ltd for an aggregate purchase price of $25,000 (the “Founder Shares”) or the ordinary shares underlying the Private Units (as defined below). On the Record Date, Aimei Health’s directors, executive officers, its Sponsor and their respective affiliates beneficially owned and were entitled to vote 1,725,000 Founder Shares and 332,000 Private Units, representing approximately 22.79% of Aimei Health’s issued and outstanding ordinary shares.

Aimei Health’s directors, executive officers, its Sponsor and their respective affiliates may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Agreement Amendment Proposal. Any Public Shares held by or subsequently purchased by affiliates of Aimei Health may be voted in favor of the Trust Agreement Amendment Proposal.

What vote is required to adopt the Trust Agreement Amendment Proposal?	The approval of the Trust Agreement Amendment Proposal requires the affirmative vote of the holders of at least 50% or more of the outstanding ordinary shares entitled to vote at the Extraordinary General Meeting, whether represented in person or by proxy.

Why is the Company proposing the Adjournment Proposal?	To allow the Company more time to solicit additional proxies in favor of the Trust Agreement Amendment Proposal, in the event there are not sufficient votes for, or otherwise in connection with, the approval of Trust Agreement Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by the Company’s shareholders, the chairman will not be able to adjourn the Shareholder Meeting to a later date or dates to approve the Trust Agreement Amendment Proposal.

What if I do not want to vote “FOR” the Trust Agreement Amendment Proposal or the Adjournment Proposal?

If you do not want the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Extraordinary General Meeting in person or by proxy, you may vote “AGAINST” any of the Proposals, and your ordinary shares will be counted for the purposes of determining whether the Proposals are approved.

However, if you fail to attend the Extraordinary General Meeting in person or by proxy, or if you do attend the Extraordinary General Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your ordinary shares will not be counted for the purposes of determining whether the Trust Agreement Amendment Proposal or the Adjournment Proposal is approved, and your ordinary shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such vote.

How do I change my vote?	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Aimei Health’s Secretary so as to be received at least 48 hours prior to the time for holding the Extraordinary General Meeting or any adjournment thereof, or by voting in person or online at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to 10 East 53rd Street, Suite 3001, New York, NY 10022, Attention - Secretary.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Broker non-votes occur when beneficial owners do not give voting instructions to their brokers and the brokers lack the discretionary authority to vote on the proposal. If you are a beneficial owner and do not give instructions to your broker, the broker will determine if it has the discretionary authority to vote on the particular matter.

Under the rules of the New York Stock Exchange, which are also applicable to companies listed on the Nasdaq Global Market (“Nasdaq”), brokers have the discretion to vote on routine matters such as ratifying the appointment of external auditors, but do not have discretion to vote on non-routine matters such as the election of directors and approving equity awards plans. We believe that Proposal 1 and Proposal 2 are “non-routine” items. Your broker can vote your shares with respect to “non-routine items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes, which will be counted for purposes of calculating whether a quorum is present at the meeting but will not be treated as votes cast and will have no effect on Proposal 1 and Proposal 2.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present for the Extraordinary General Meeting if the holders of a majority of the issued and outstanding shares are present in person or by proxy (or if a shareholder is a corporation or other non-natural person, by its duly authorized representative or proxy) at the Extraordinary General Meeting.

We will include abstentions and broker non-votes to determine whether a quorum is present at the Extraordinary General Meeting. If a quorum is not present within 15 minutes of the time appointed for the Extraordinary General Meeting, or if at any time during the meeting it becomes inquorate, then the meeting will automatically be adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned meeting, then the meeting shall be dissolved.

How are votes counted?

The approval of the Trust Agreement Amendment Proposal requires the affirmative vote of the holders of at least 50% or more of the outstanding ordinary shares entitled to vote at the Extraordinary General Meeting, whether represented in person or by proxy.

The approval of the Adjournment Proposal a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

For purposes of the Trust Agreement Amendment Proposal and the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on such Proposals.

Who can vote at the Extraordinary General Meeting?

Only holders of record of Aimei Health’s ordinary shares at the close of business on the Record Date are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On the Record Date, 9,026,000 ordinary shares were issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date, your shares were registered directly in your name with Aimei Health’s Transfer Agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person or online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to fill out and return the enclosed proxy card as soon as possible but in any event so that it is received by the Company not less than 48 hours before the time for holding the Extraordinary General Meeting or any adjournment thereof to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting in person. However, since you are not the shareholder of record, you may not vote your shares online or in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Trust Agreement Amendment Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these Proposals, the Board has determined that Proposal 1 and Proposal 2 are in the best commercial interests of Aimei Health. The Board recommends that Aimei Health’s shareholders vote “FOR” for Proposal 1 and Proposal 2.

What interests do the Company’s sponsor, directors and officers have in the approval of the proposals?	Aimei Health’s directors, officers, its Sponsor and their respective affiliates have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include direct or indirect ownership of certain securities of the Company. See the section entitled “The Trust Agreement Amendment Proposal — Interests of Aimei Health’s Sponsor, Directors and Officers.”

If the Trust Agreement Amendment Proposal is not approved, what happens next?	If the Trust Agreement Amendment Proposal is not approved, the ability to extend the time frame to consummate the initial business combination is contingent upon our Sponsor depositing into the Trust Account the required amount of funds for each Monthly Extension ($227,700, or $0.033 per Public Share) in accordance with the current terms of the Trust Agreement.

If the Trust Agreement Amendment Proposal is approved, what happens next?	If the Trust Agreement Amendment Proposal is approved, our Sponsor will be required to deposit the Amended Monthly Extension Fee, equal to the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account, for each Monthly Extension, to extend the date which the Company must consummate its initial business combination.

What do I need to do now?	Aimei Health urges you to read carefully and consider the information contained in this proxy statement and to consider how the Proposals will affect you as a Aimei Health shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of Aimei Health’s ordinary shares, you may vote in person or online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting in person or online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope so that it is received by the Company not less than 48 hours before the time for holding the Extraordinary General Meeting or any adjournment thereof. You may still attend the Extraordinary General Meeting and vote in person or online if you have already voted by proxy. If your ordinary shares of Aimei Health are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting in person or online. However, since you are not the shareholder of record, you may not vote your shares in person or online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I exercise my redemption rights?

If the Trust Agreement is amended, each Public Shareholder may seek to redeem all or a portion of its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by December 6, 2025. In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on December 19, 2024 (two business days before the Extraordinary General Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its Public Shares.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive so that it is received by the Company not less than 48 hours before the time for holding the Extraordinary General Meeting or any adjournment thereof, in order to cast a vote with respect to all of your ordinary shares of Aimei Health.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Aimei Health Acquisition Corporation

10 East 53rd Street, Suite 3001

New York, NY 10022

+34 678 035200

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;
●	contain projections of future results of operations or financial condition; or
●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and Aimei Health’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Aimei Health or any person acting on Aimei Health’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Aimei Health undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company with limited liability for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to throughout this document as our initial business combination.

On December 6, 2023, we consummated our IPO of 6,000,000 units (the “Public Units”). Each Public Unit consists of one ordinary share, $0.0001 par value, and one right (“Public Right”) to receive one-fifth (1/5) of one ordinary share upon the consummation of an initial business combination. The Public Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. Pursuant to that certain underwriting agreement, dated December 1, 2023, we granted Spartan Capital Securities, LLC, the representative of the underwriters, a 45-day option to purchase up to an additional 900,000 Public Units (over and above the 6,000,000 units referred to above) solely to cover over-allotments, if any (the “Over-Allotment Option”). Simultaneously with the consummation of our IPO, the underwriters exercised the Over-Allotment Option in full, generating total proceeds of $9,000,000.

Simultaneously with the closing of the IPO on December 6, 2023, we consummated the private placement (“Private Placement”) with our Sponsor, Aimei Investment Ltd, of 332,000 units (the “Private Units”), generating total proceeds of $3,320,000. The Private Units are identical to the Public Units sold in our IPO, except that the Private Units (including the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned, or sold by it until six months after the completion of our initial business combination.

On December 6, 2023, a total of $69,690,000 of the net proceeds from the sale of Units in the IPO and the Private Placement, were placed in a U.S.-based trust account at Continental Stock Transfer & Trust Company, as trustee. This amount was comprised of proceeds of $69,000,000 in gross proceeds (which amount includes $690,000 of the underwriters’ deferred discount) from the IPO (including the proceeds received from the exercise by the underwriters of the over-allotment option), and a total of $3,320,000 in gross proceeds for the sale of the Private Units, offset by $1,930,000 in total offering expenses and $700,000 in use of proceeds not held in the Trust Account, which became available to be used to provide for business, legal and accounting due diligence on prospective business combinations, and continuing general and administrative expenses.

On December 3, 2023, the Units commenced trading on Nasdaq under the symbol “AFJKU”. Commencing January 22, 2024, the Company’s ordinary shares and Rights are separately traded on Nasdaq under the symbols “AFJK” and “AFJKR,” respectively.

On June 19, 2024, Aimei Health entered into a definitive Business Combination Agreement (the “Merger Agreement”) for a business combination with (i) United Hydrogen Group Inc., an exempted company incorporated with limited liability in the Cayman Islands (“United Hydrogen”), (ii) United Hydrogen Global Inc., an exempted company incorporated with limited liability in the Cayman Islands (“Pubco”), (iii) United Hydrogen Victor Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco; (iv) United Hydrogen Worldwide Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco; and (v) Aimei Investment Ltd, a Cayman Islands exempted company, in the capacity as, from and after the closing of the transactions contemplated by the Merger Agreement (the “Closing”), the representative for Aimei Health and its shareholders (the “Sponsor”). The merger involves multiple steps and will result in the cancellation and conversion of various shares into Pubco’s Class A and Class B ordinary shares. After the Closing, Aimei Health will become a wholly owned subsidiary of Pubco. The deal is expected to close in early 2025, subject to various conditions, including shareholder approvals and regulatory clearances. A press release announcing the merger agreement was also issued.

The mailing address of Aimei Health’s principal executive office is 10 East 53rd Street, Suite 3001, New York, NY 10022, and its telephone number is +34 678 035200.

You are not being asked to vote on a business combination at this time. If the Trust Agreement Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the end of the Combination Period.

RISK FACTORS

You should consider carefully all of the risks described in our final prospectus for our IPO as filed with the SEC on December 5, 2023, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the events described in our final prospectus or other reports filed with the SEC occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our final prospectus and other reports are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

PROPOSAL 1 — THE TRUST AGREEMENT AMENDMENT PROPOSAL

Aimei Health is proposing to approve an amendment to the Trust Agreement by and between the Company and Continental Stock Transfer & Trust Company governing the trust account established in connection with the Company’s IPO, to amend the amount of funds to be deposited by the Sponsor into the Trust Account in connection with extending the timeframe within which the Company must consummate its initial business combination (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

The purpose of the Trust Amendment is to provide the Company and the Sponsor with an incentive to agree to extend the period of time within which the Company must complete its initial business combination. The Company believes that it is necessary to provide the Sponsor with an incentive to fund the Amended Monthly Extension Fees required for each Monthly Extension that may be required for the Company to complete an initial business combination. Accordingly, the Board believes that this Proposal 1 is necessary in order to be able to consummate an initial business combination.

Currently, under the Company’s Articles, the Company has until 12 months from the closing of its IPO to consummate an initial business combination. The Articles and the Trust Agreement also provide that if the Board anticipates that we may not be able to consummate our initial business combination within the Combination Period, we may, by resolution of the Board if requested by our Sponsor, extend the Combination Period up to twelve (12) times each for an additional one month from December 6, 2024 (i.e., 12 months after the consummation of the IPO) up to December 6, 2025 (i.e., 24 months after the consummation of the IPO), subject to the Sponsor depositing additional funds into the Trust Account as set out below. Currently, to effectuate each Monthly Extension, the Sponsor must deposit an amount equal to $0.033 per Public Share into the Trust Account. The Initial Contribution, namely, $0.033 per Public Share, will be deposited into the Trust Account prior to December 6, 2024, in accordance with the current terms of the Trust Agreement, to extend the Combination Period by an additional month (i.e., from December 6, 2024 to January 6, 2025).

Through this Trust Agreement Amendment Proposal, Aimei Health is proposing that its shareholders approve that the Sponsor will be required to deposit the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account, for each of the subsequent eleven (11) Monthly Extensions. Each subsequent Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, must be deposited into the Trust Account by the sixth of each succeeding month until November 6, 2025. The amount of the Contributions will not bear interest and will be repayable by us to our Sponsor upon consummation of an initial business combination.

If our Sponsor advises us that it does not intend to make the Contributions (other than the Initial Contribution, which will be made prior to the date of the Extraordinary General Meeting), then the Trust Agreement Amendment Proposal, will not be put before the shareholders at the Extraordinary General Meeting and, unless we can complete an initial business combination by January 6, 2025, we will dissolve and liquidate the Company.

If Proposal 1 is approved, to effectuate each of the subsequent eleven (11) Monthly Extensions, the Sponsor will be required to deposit the Amended Monthly Extension Fee, equal to the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account. If the Trust Agreement Amendment Proposal is not approved, the ability to extend the timeframe is contingent upon our Sponsor depositing the required amount of funds for each Monthly Extension ($227,700, or $0.033 per Public Share) in accordance with the current terms of the Trust Agreement.

The Board’s Reasons for the Trust Agreement Amendment Proposal

Under the Trust Agreement Amendment Proposal, the Company is seeking the approval of its shareholders of an amendment to the Trust Agreement that reduces the amount it must deposit into the Trust Account to be equal to the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share, for each of the subsequent eleven (11) Monthly Extensions. The Company’s Board believes that the approval of Proposal 1 will provide the Sponsor with an incentive to fund the Amended Monthly Extension Fees required for the Monthly Extension that may be required for the Company to complete an initial business combination. Accordingly, the Board believes that Proposal 1 is necessary in order to be able to consummate an initial business combination. Therefore, the Board has determined that it is in the best interests of the Company to give effect to the Contributions and recommends our shareholders approve and adopt Proposal 1. This is to incentivize our Sponsor to fund such Amended Monthly Extension Fees and provide such Monthly Extensions as may be required for us to complete an initial business combination by or before December 6, 2025 which will provide our shareholders with the opportunity to participate in an initial business combination. The funding by our Sponsor of one or more Monthly Extensions will be required in order for us to have the opportunity to complete the initial business combination disclosed in our current filings with the SEC.

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Trust Agreement Amendment Proposal is fair to, and in the best interests of, Aimei Health and its shareholders. The Board has approved and declared advisable adoption of the Trust Agreement Amendment Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your Public Shares.

If the Trust Agreement Amendment Proposal is Not Approved

The Company is seeking the approval of its shareholders in order to implement the Trust Agreement Amendment Proposal. Approval of the Trust Agreement Amendment Proposal in required for the implementation of the Board’s plan to increase the likelihood that the Company will be able to extend the date by which it must complete an initial business combination. Therefore, the Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve the Trust Agreement Amendment Proposal.

If the Trust Agreement Amendment Proposal is not approved, the ability of the Company to extend the time frame of the Combination Period will be contingent upon our Sponsor depositing into the Trust Account the required amount of funds for each Monthly Extension (being $227,700, or $0.033 per Public Share) in accordance with the current terms of the Trust Agreement. In the event that the Company would require all eleven (11) subsequent Monthly Extensions to complete an initial business combination, this amount would aggregate to approximately $2,504,700  (or $0.033 per Public Share).

If the Trust Agreement Amendment Proposal is not approved and the Sponsor does not agree to implement any of the eleven (11) additional Monthly Extensions in accordance with the current terms of the Trust Agreement, the Board will take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but not more than five (5) Business Days (as that term is defined in the Articles) thereafter to redeem the Public Shares to the holders of the Public Shares, on a pro rata basis, in cash at a per-share amount equal to the aggregate amount then on deposit in the Trust Account (including interest not previously released to the Company, which shall be net of taxes payable, and less interest to pay dissolution expenses) divided by the number of then outstanding Public Shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve the Company, subject to the Company’s obligations under the Companies Act (Revised) of the Cayman Islands, including any statutory modification or re-enactment thereof for the time being in force, to provide for claims of creditors and the requirements of other applicable law. In the event of such redemption, only the holders of the Public Shares shall be entitled to receive pro rata redeeming provisions from the Trust Account with respect to their Public Shares).

The holders of the Founder Shares and Private Units will not participate in any redemption distribution with respect to their Founder Shares or Private Units, until all of the claims of any redeeming shareholders and creditors are fully satisfied (and then only from funds held outside the trust account). The Company will pay the costs of liquidating the trust account from the up to $50,000 of interest earned on the funds held in the trust account that is available to us for liquidation expenses.

If the Trust Agreement Amendment Proposal is Approved

The Initial Contribution (namely, $0.033 per Public Share) will be deposited into the Trust Account prior to December 6, 2024, in accordance with the current terms of the Trust Agreement, to extend the Combination Period by an additional month (i.e., from December 6, 2024 to January 6, 2025). If the Trust Agreement Amendment Proposal is approved by the shareholders, to effectuate each of the eleven (11) subsequent Monthly Extensions, the Sponsor will be required to deposit the lesser of (i) $50,000 for all remaining Public Shares and (ii) $0.033 for each remaining Public Share into the Trust Account, for each Monthly Extension. Each subsequent Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, must be deposited into the Trust Account by the sixth of each succeeding month until November 6, 2025. The Company will then continue to work to consummating its initial business combination.

You are not being asked to vote on a business combination at this time. If the Trust Agreement Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders (provided that you are a shareholder on the record date for a meeting to consider a business combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by the end of the Combination Period.

If the Trust Agreement Amendment Proposal is approved and implemented, the removal of the funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Trust Agreement Amendment Proposal is approved and the amount remaining in the Trust Account may be only a fraction of the amount of $____________ (including interest but less the funds used to pay taxes) that was in the Trust Account as of the Record Date. In such event, the Company may require additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Interests of our Sponsor, Directors, and Officers

When you consider the recommendation of the Board, you should keep in mind that our Sponsor, executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	The fact that our initial shareholders, including the Sponsor and our directors and officers, hold 1,725,000 Founder Shares and 332,000 Private Units that would expire worthless if a business combination is not consummated. The Founder Shares had an aggregate market value of approximately $____________ based on the closing price for the Company’s Public Shares of $____________ on the Nasdaq on ____________, 2024 and the Private Units had an aggregate market value (assuming they have the same value per Unit as the Public Units) of $____________ based on the closing price for the Public Units of $____________ on the Nasdaq on ____________, 2024;

●	Even if the trading price of our ordinary shares lost substantial value prior to the consummation of a business combination, due to the low amount of the initial investment in the Company made by the Sponsor, if an initial business combination is completed, the initial shareholders are likely to be able to make a substantial profit on their investment in us even if the ordinary shares have lost significant value. On the other hand, if the Trust Agreement Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before December 6, 2025, the initial shareholders will lose their entire investment in us;

●

In order to finance transaction costs in connection with an intended initial business combination, our Sponsor, affiliates of the Sponsor, officers, and directors may, but are not obligated to, make loans from time to time to us to fund certain capital requirements (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a business combination into additional Private Units at a price of $10.00 per Unit. As of June 30, 2024, there were no amounts outstanding under any Working Capital Loan.

●	The Sponsor, and our officers and directors are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate a business combination within the Combination Period, they will not have any claim against the Trust Account for reimbursement. Accordingly, Aimei Health may not be able to reimburse these expenses if the Company liquidates without completing its initial business combination before December 6, 2025 (i.e., 24 months from the closing of the IPO assuming that all 12 Monthly Extensions are exercised). As of the Record Date, the Sponsor, and our officers and directors did not incur any unpaid reimbursable expenses; and

●	The Sponsor agreed, commencing from the date that the Company’s securities were first listed on Nasdaq, through the earlier of the Company’s consummation of a business combination and its liquidation, to make available to the Company certain general and administrative services, including office space, utilities, and administrative services, as the Company may require from time to time. The Company agreed to pay to the Sponsor, $10,000 per month, for up to 12 months, subject to extension to up to 24 months. As of September 30, 2024, the unpaid balance was $[], which was included in amount due to related party balance.

Additionally, if the Trust Agreement Amendment Proposal is approved and we consummate an initial business combination, the Sponsor, and our officers and directors may have additional interests as will be described in the proxy statement for the business combination.

The Company’s directors, executive officers, its Sponsor, and their respective affiliates have waived their redemption rights with respect to the Trust Agreement Amendment Proposal and accordingly are not entitled to redeem the Founder Shares or ordinary shares underlying the Private Units. In addition, Aimei Health’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of Aimei Health in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Agreement Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any shares of Aimei Health held by our Sponsor and its affiliates will be voted in favor of the Trust Agreement Amendment Proposal.

Resolution to be Voted Upon - Trust Agreement Amendment Proposal

The full text of the resolution to be passed is as follows:

“RESOLVED, that, the Trust Agreement be amended to adjust the amount of funds to be deposited into the Trust Account in connection with extending the timeframe within which the Company must consummate its initial business combination, from $0.033 per Public Share (for each monthly extension) to an amount equal to the lesser of (i) $50,000 for all outstanding Public Shares and (ii) $0.033 for each outstanding Public Share (for each monthly extension), be confirmed, adopted, approved and ratified in all respects.”

Required Vote

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote of the holders of 50% or more of the outstanding ordinary shares entitled to vote at the Extraordinary General Meeting, whether represented in person or by proxy at the Extraordinary General Meeting. Abstentions, which are not votes cast, will have no effect with respect to approval of this Proposal.

All of Aimei Health’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Trust Agreement Amendment Proposal. On the Record Date, our Sponsor and the directors and executive officers of Aimei Health and their affiliates beneficially owned and were entitled to vote 2,057,000 ordinary shares of Aimei Health representing approximately 22.79% of Aimei Health’s issued and outstanding ordinary shares. As the Trust Agreement Amendment Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AGREEMENT AMENDMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD ELECT TO REDEEM YOUR PUBLIC SHARES.

PROPOSAL 2 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting for, or otherwise in connection with, the approval of the Trust Agreement Amendment Proposal . If the Adjournment Proposal is not approved by our shareholders, it is agreed that the chairman of the Extraordinary General Meeting shall not adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting for, or otherwise in connection with, the approval of the Trust Agreement Amendment Proposal .

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, as an ordinary resolution that, the chairman may adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Trust Agreement Amendment Proposal, to be determined by the chairman of the Extraordinary General Meeting, be confirmed, adopted, approved and ratified in all respects.”

Required Vote

The approval of a simple majority of the votes cast by the shareholders who, being present in person or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting will be required to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the Trust Agreement Amendment Proposal. Abstentions will have no effect with respect to approval of this Adjournment Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

MANAGEMENT

Directors and Executive Officers

Our executive officers and directors are as follows:

Name	Age	Title
Junheng Xie	35	Chief Executive Officer and Director
Heung Ming Henry Wong	55	Chief Financial Officer and Director
Lin Bao	50	Independent Director
Dr. Julianne Huh	55	Independent Director
Robin Hoksnes Karlsen	31	Independent Director

Junheng Xie, CEO, Secretary, and Director

Junheng Xie has served as our chief executive officer, secretary, and director since April 2024. Since 2017, Mr. Xie has served as the CEO of Hangzhou Aiwoba Network Technology Co., Ltd., a health and wellness enterprise integrating medical moxibustion, Internet of Things, artificial intelligence and shared technology. In his role as CEO, he is responsible for the management of the company, including developing business plans and policies, overseeing shareholder and director meetings, supervising product development, sales and marketing, reviewing company financial statements, and executing contracts. Since June 2014, Mr. Xie has also been the founder of Hangzhou Junlin Health Management Consulting Co., Ltd., a company that offers a health moxibustion service platform with web-based and mobile applications. In his role as founder, Mr. Xie manages the daily operations of the company, including setting the company’s mission and vision, raising funds, developing strategies, and recruiting and overseeing management teams. Mr. Xie received his diploma from Zhejiang Vocational College of Art in Hangzhou, China, in 2008. We believe that Mr. Xie is qualified to serve on the Board due to his experience in managing an operating company as its CEO, as well as his experience in developing business plans and policies, raising capital, and reviewing company financial statements.

Heung Ming Henry Wong, CFO, and Director

Heung Ming Henry Wong has served as our Chief Financial Officer and Director since May 2023. Mr. Wong has also served as an independent non-executive director of six other listed companies, including (i) Nature Wood Group Limited (Nasdaq: NWGL) since September 2023; (ii) E-Home Household Service Holdings Ltd. (Nasdaq: EJH) since March 2023; (iii) Ostin Technology Group Co., Ltd. (Nasdaq: OST) since April 2022; (iv) Helens International Holdings Company Limited (HKG: 9869) since August 2021; (v) Baiyu Holdings Inc. (formerly known as TD Holdings, Inc.) (Nasdaq: BYU) since April 2021; and (vi) Raffles Interior Limited (HKG: 1376) since March 2020. In addition, Mr. Wong served as an independent non-executive director of Sansheng Holdings (Group) Co. Ltd. (HKG: 2183) from August 2022 to December 2023. From November 2010 to April 2023, Mr. Wong was an independent non-executive director of Shifang Holding Limited (HKG: 1831). From July 2022 to November 2023, Mr. Wong was the independent non-executive director of REDEX Pte. Ltd. Mr. Wong has over 29 years of experience in finance, accounting, internal controls, and corporate governance in Singapore, China, and Hong Kong. In the PRC and Hong Kong, Mr. Wong has helped a number of companies listed in overseas stock exchanges, including those in the United States and Hong Kong. From May 2020 to March 2021, Mr. Wong served as the chief financial officer of Meten Holding Group Ltd. (Nasdaq: METX). Mr. Wong has also served as chief financial officer and senior finance executive of various companies, including Frontier Services Group Limited (HKG: 0500) from April 2017 to September 2018, and Beijing Oriental Yuhong Waterproof Technology Co., Ltd., a leading waterproof materials manufacturer in the PRC and a company listed on China’s Shenzhen Stock Exchange (SHE: 2271) from May 2014 to August 2015. Mr. Wong began his career in an international accounting firm and moved along in audit fields by taking some senior positions both in internal and external audits including being a senior manager and a manager in PricewaterhouseCoopers, Beijing office and Deloitte Touche Tohmatsu, Hong Kong, respectively. Mr. Wong graduated from the City University of Hong Kong in 1993 with a bachelor’s degree in Accounting and obtained a master’s degree in Electronic Commerce from the Open University of Hong Kong in 2003. He is a fellow member of the association of Chartered Certified Accountants and the Hong Kong institute of Certified Public Accountants and a member of the Hong Kong Institute of Certified Internal Auditor. We believe that Mr. Wong is qualified to serve on the Board due to his extensive experience as an independent non-executive director as well as his more than 29 years of experience in finance, accounting, internal control, and corporate governance.

Lin Bao, Independent Director

Lin Bao has served as one of our independent directors since November 2023. Ms. Bao is a citizen of Canada and a resident of the PRC. Ms. Bao has over 15 years of experience in accounting and auditing. She has served as the chief financial officer of Jayud Global Logistics Limited, a China-based end-to-end supply chain solution provider with a focus on providing cross-border logistics services, since October 2022. She has served as an independent director of SunCar Technology Group Inc. since May 2023 and as an independent director of Cetus Capital Acquisition Corp. since February 2023. From April 2020 to September 2022, she served as the chief financial officer of Eagsen, Inc., a vehicle communication and entertainment system provider. Before Eagsen, Inc. was established, Ms. Bao served as Chief Financial Officer of Shanghai Eagsen Intelligent Co., Ltd. from November 2019 to March 2020. From February 2018 to August 2019, Ms. Bao served as chief financial officer of Jufeel International Group., a biotech company that cultivates, produces, develops, and sells raw aloe vera and aloe vera based consumer products in China. From October 2015 to January 2018, Ms. Bao worked as an independent consultant to provide accounting advisory services for China-based companies. Ms. Bao began her career in accounting at Ernst & Young LLP Toronto, where she served from January 2005 to May 2008 as a senior accountant. Ms. Bao received a bachelor’s degree in Accountancy from Concordia University in 2004, and a bachelor’s degree in Japanese from the Beijing Second Foreign Language Institute in 1994. Ms. Bao is a Certified Public Accountant in the United States, and she is also a Canadian Chartered Professional Accountant and a Hong Kong Certified Public Accountant. We believe that Ms. Bao is qualified to serve on the Board due to her experience as an independent director for a special purpose acquisition company, her extensive experience as a chief financial officer for several companies, as well as her more than 15 years of experience in accounting and auditing.

Dr. Julianne Huh, Independent Director

Dr. Julianne Huh has served as one of our independent directors since November 2023. Dr. Huh is a citizen of Korea and resident of Malaysia. Since November 2023, Dr. Huh has been serving as an independent director of OneMedNet Corporation (formerly known as Data Knights Acquisition Corp). From October 2017 to June 2022, Dr. Huh served as the Director of S&I F&B Management Sdn, Bhd based in Kuala Lumpur, Malaysia, where she managed the overall business, operations and marketing of 2 Ox French Bistro. From June 2016 to August 2017, Dr. Huh served as the Vice President of The Mall of Korea based in Bangkok, Thailand, where she managed projects for business set-up, construction of department stores and nine restaurants. Dr. Huh also managed the overall business, operations and marketing while serving as the Vice President during this time. From November 2013 to June 2016, Dr. Huh served as the director of business development of Juna International Ltd based in Shanghai, China and Seoul, Korea, where she oversaw China Business Development in the entertainment and music industry. From August 2006 to June 2016, Dr. Huh founded the Wonderful World of Learning (WWL) and served as its general manager based in Shanghai, where she managed the overall business and operations of the preschool, curriculum development and teacher training. From October 2011 to May 2014, Dr. Huh served as the managing partner as well as vice president of Pronovias Korea based in Seoul, Korea, where she launched the wedding dress brand “Pronovias” of the Spain flagship store as the sole franchise for the Korean market. Dr. Huh also oversaw and managed operations, marketing, PR and bi-annual buying and merchandising. From September 2009 to September 2019, Dr. Huh founded Only Natural Organic Bath Products based in Shanghai, China, where she was in charge of brand development and sales for charity purposes. In June 2004, Dr. Huh received her Doctor of Education (Ed.D) degree at the University of Massachusetts in the U.S. In June 1997, Dr. Huh received her Master of Education (M.Ed.) degree from the University of Massachusetts in the U.S. In June 1993, Dr. Huh completed two semesters of courses at the MBA program at the Yonsei University in Seoul, Korea. In February 1991, Dr. Huh received her Bachelor of Arts degree in English Language and Literature from Ewha Women’s University in Seoul, Korea. We believe that Dr. Huh is well-qualified to serve as a member of the Board due to her experience as an independent director for a special purpose acquisition company, her extensive experience in global finance, as well as her network of contacts and relationships.

Robin Hoksnes Karlsen, Independent Director

Robin Hoksnes Karlsen has served as one of our independent directors since November 2023. Mr. Karlsen is a citizen of Norway and a resident of Singapore. Since February 2022, Mr. Karlsen has been serving as President of ROHKA Pte. Ltd. Since June 2022, Mr. Karlsen has also been serving as a partner of AYA Land Development Ltd. His main responsibility in both companies is strategic consultancy for real estate investments From December 2018 to February 2022, Mr. Karlsen served as the investment director of PIK International, where he oversaw the identification and investments of real estate assets in Asia. From June 2016 to November 2018, Mr. Karlsen served as business development manager of CFLD International Pte. Ltd, where he was involved in business development in Asia, Middle East and Africa for industry city development. In June 2016, Mr. Karlsen received his master’s degree in Real Estate Finance and Investment from The University of Hong Kong. In May 2015, Mr. Karlsen received his bachelor’s degree in Urban Studies from the University College of London Bartlett School of Planning. We believe that Mr. Karlsen is well-qualified to serve as a member of the Board due to his extensive cross-border business experience., as well as her network of contacts and relationships.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Aimei Health’s ordinary shares as of the Record Date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our current officers and directors; and

●	all current officers and directors as a group.

In the table below, percentage ownership is based on 9,026,000 ordinary shares (which includes ordinary shares that are underlying the units) of Aimei Health issued and outstanding as of the date of this proxy statement. Voting power represents the voting power of the ordinary shares owned beneficially by such person. On all matters to be voted upon, the holders of the ordinary shares vote together as a single class. The following table does not reflect beneficial ownership of the Rights included in the Units sold in or in connection with Aimei Health’s IPO.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
Sponsor, directors and officers (including former officers)
Aimei Investment Ltd(2)	1,905,000	21.1%
Junheng Xie(3)	—	—
Heung Ming Henry Wong	42,000	* %
Lin Bao	20,000	* %
Julianne Huh	20,000	* %
Robin Hoksnes Karlsen	20,000	* %
Juan Andres Fernandez Pascual(3)	50,000	* %

All directors and officers as a group (six individuals, including one former chief executive officer)	152,000	1.7%

Other 5% or greater beneficial owners
Harraden Circle Investments(4)	830,242	9.2%
Cowen and Company, LLC(5)	476,428	5.3%
Glazer Capital, LLC(6)	599,700	6.6%
Wealthspring Capital LLC(7)	914,798	10.1%
Karpus Investment Management(8)	1,100,657	12.2%

(1)	Unless otherwise indicated, the business address of each of the entity and individuals is 10 East 53rd Street, Suite 3001, New York, NY 10022.

(2)	Represents 1,573,000 Founder Shares and 332,000 Private Shares held by Aimei Investment Ltd, our Sponsor. Huang Han, who is the sole shareholder and director of the Sponsor, has voting and dispositive power over the shares held of record by our Sponsor. The business address of Aimei Investment Ltd is Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, George Town, Cayman Islands.

(3)	On April 15, 2024, Juan Andres Fernandez Pascual resigned as chief executive officer, secretary and director of Aimei Health, effective immediately. On April 19, 2024, Aimei Health’s Board appointed Junheng Xie as the chief executive officer, secretary and a director of Aimei Health with effect from April 15, 2024.

(4)	Based on a Schedule 13G filed on January 31, 2024. The schedule relates to shares directly beneficially owned by Harraden Circle Investors, LP (“Harraden Fund”). Harraden Circle Investors GP, LP (“Harraden GP”) is the general partner to Harraden Fund, and Harraden Circle Investors GP, LLC (“Harraden LLC”) is the general partner of Harraden GP. Harraden Circle Investments, LLC (“Harraden Advisor”) serves as investment manager to Harraden Fund. Frederick V. Fortmiller, Jr. is the managing member of each of Harraden LLC and Harraden Adviser. In such capacities, each of Harraden GP, Harraden LLC, Harraden Adviser, and Mr. Fortmiller may be deemed to indirectly beneficially own the shares reported directly beneficially owned by Harraden Fund. The address of the principal business office of each reporting person is 299 Park Avenue, 21st Floor, New York, NY 10171.

(5)	Based on a Schedule 13G filed on February 2, 2024. The address of the principal business office of Cowen and Company, LLC is 599 Lexington Ave, New York, NY 10022. The report does not name a natural person who directly or indirectly exercises sole or shared voting and/or dispositive power with respect to the securities. The report is signed by John Holmes, the chief operating officer of Cowen and Company, LLC.

(6)	Based on a Schedule 13G filed on February 14, 2024. Paul J. Glazer serves as the Managing Member of Glazer Capital LLC. The address of the business office of each of the reporting persons is 250 West 55th Street, Suite 30A, New York, New York 10019.

(7)	Based on a Schedule 13G filed on March 8, 2024. The statement was filed jointly filed by Wealthspring Capital LLC (“Wealthspring”) and Matthew Simpson, who is a U.S. citizen and a manager of Wealthspring. The principal business address for Wealthspring and for Mr. Simpson is 2 Westchester Park Drive, Suite 108, West Harrison, NY 10604.

(8)	Based on a Schedule 13G filed on April 9, 2024. Karpus Investment Management (“Karpus”) is controlled by City of London Investment Group plc (“CLIG”), which is listed on the London Stock Exchange. However, in accordance with SEC Release No. 34-39538 (January 12, 1998), effective informational barriers have been established between Karpus and CLIG such that voting and investment power over the subject securities is exercised by Karpus independently of CLIG, and, accordingly, attribution of beneficial ownership is not required between Karpus and CLIG. The address of the principal business office for Karpus is 183 Sully’s Trail, Pittsford, New York 14534.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Aimei Health and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Aimei Health’s proxy statement. Upon written or oral request, Aimei Health will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Aimei Health deliver single copies of such documents in the future. Shareholders may notify Aimei Health of their requests by calling or writing Aimei Health at Aimei Health’s principal executive offices at 10 East 53rd Street, Suite 3001, New York, NY 10022, (+34) 678 035200.

WHERE YOU CAN FIND MORE INFORMATION

Aimei Health files annual, quarterly, and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Aimei Health files its reports, proxy statements and other information electronically with the SEC. You may access information on Aimei Health at the SEC website at http://www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Proposals to be presented at the Extraordinary General Meeting by contacting us at the following address, telephone number or email:

Aimei Health Technology Co., Ltd
10 East 53rd Street, Suite 3001
New York, NY 10022
Attn: Junheng Xie
+34 678 035200

Email: xiejunheng@aimeihealth.com

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than December 16, 2024 (one week before the date of the Extraordinary General Meeting).

Annex A

FIRST AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This First Amendment (this “Amendment”) to the Trust Agreement (as defined below) is made and entered into as of __________, 2024, by and between Aimei Health Technology Co., Ltd (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee have entered into that certain Investment Management Trust Agreement, dated December 1, 2023 (the “Trust Agreement” or “Original Agreement”);

WHEREAS, the parties hereto now desire to amend the Original Agreement as set forth herein;

WHEREAS, Section 1(i) of the Original Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at an extraordinary general meeting of the Company held on December 23, 2024, the Company’s shareholders approved a proposal to amend the Trust Agreement to amend the monthly fees required to be deposited into the Trust Account to extend the date by which the Company must consummate its initial business combination.

NOW THEREFORE, IT IS AGREED:

1.	Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the 12-month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 24 months from the closing of the IPO by depositing the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share, for each one-month extension, but has not completed the Business Combination within the applicable monthly anniversary of the Closing (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.”

2.	Exhibit D of the Trust Agreement is hereby amended and restated in its entirety as follows:

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, N.Y. 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:	Trust Account — Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(l) of the Investment Management Trust Agreement dated December 1, 2023 between Aimei Health Technology Co., Ltd. (“Company”) and Continental Stock Transfer & Trust Company, as amended (the “Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional one (1) month, from _______ to _________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the lesser of (i) $50,000 for all remaining public shares and (ii) $0.033 for each remaining public share, which will be wired to you, into the Trust Account investments upon receipt.

This is the ____ of up to twelve Extension Letters.

Very truly yours,

AIMEI HEALTH TECHNOLOGY CO., LTD

By:
Name:	Junheng Xie
Title:	Chief Executive Officer

cc: Spartan Capital Securities, LLC

3.	All other provisions of the Original Agreement shall remain unaffected by the terms hereof.

4.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

AIMEI HEALTH TECHNOLOGY CO., LTD

By:
Name:	Junheng Xie
Title:	Chief Executive Officer

AIMEI HEALTH TECHNOLOGY CO., LTD
C/O CONTINENTAL STOCK TRANSFER & TRUST COMPANY
1 STATE STREET PLAZA, 30TH FLOOR
NEW YORK, NY 10004

VOTE BY INTERNET
During The Meeting - Go to **www.virtualshareholdermeeting.com/AFJKU2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, in each case, so that it is received by 11:00 a.m. Eastern Time on December 21, 2024.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59766-Z88949

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AIMEI HEALTH TECHNOLOGY CO., LTD

The Board of Directors recommends you vote FOR proposals 1 and 2.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V59767-Z88949

AIMEI HEALTH TECHNOLOGY CO., LTD
Extraordinary General Meeting of Shareholders
December 23, 2024 11:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Junheng Xie and Hueng Ming Wong, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of AIMEI HEALTH TECHNOLOGY CO., LTD that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting of Shareholders to be held at 11:00 a.m. Eastern Time on December 23, 2024, at the offices of Hunter Taubman Fischer & Li LLC at 950 Third Avenue, 19th Floor New York, NY 10022 and virtually online at www.virtualshareholdermeeting.com/AFJKU2024, and any adjournment or thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side